    As filed with the Securities and Exchange Commission on February 28, 2001



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 6, 2001



                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-7849                       22-1867895
---------------                 ----------------             -------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


            165 Mason Street, P.O. Box 2518, Greenwich, CT 06836-2518
            ---------------------------------------------- ----------
               (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On February 5, 2001, W. R. Berkley Corporation (the "Company") issued a press release announcing its results of operations for the fourth quarter and full year 2000. On February 6, 2001, the Company held a conference call (which was webcasted) to discuss such results. A copy of the edited transcript of the call is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. For a copy of the press release which includes the results of operations discussed on the call, see Exhibit 99.1 to the Company's Current Report on Form 8-K dated February 5, 2001, previously filed with the Securities and Exchange Commission.

     In addition, reference is made to Exhibit 99.2 attached hereto and incorporated herein by reference, which describes certain risk factors that may affect the Company's business, results of operations, prospects and financial condition.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          99.1    Edited Transcript of Conference Call held on February 6, 2001

          99.2    Risk Factors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION


                                        By: /s/ Ira S. Lederman
                                            ------------------------------
                                            Name:  Ira S. Lederman
                                            Title: Senior Vice President,
                                                   General Counsel-Insurance
                                                   Operations and Assistant
                                                   Secretary

Date: February 28, 2001

                                  EXHIBIT INDEX

Exhibit:
--------

99.1              Edited Transcript of Conference Call held on February 6, 2001

99.2              Risk Factors